Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C.

SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Liquidmetal Technologies, Inc. (the “company”) on Form 10-K for the year ending December 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Tony Chung, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company.

Date: March 13, 2025	By:	/s/ Tony Chung
Tony Chung
Chief Executive Officer (Principal Executive and Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Liquidmetal Technologies, Inc. and will be retained by Liquidmetal Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.